UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement

On April 13, 2020, SG Blocks, Inc. (the “Company”) entered into a consulting agreement with SMA Development Group, LLC, an entity of which Stevan Armstrong is the sole member and manager, pursuant to which Mr. Armstrong was retained to serve as the Company’s Chief Technology Officer and provide services for a monthly fee of $4,166.67, plus a phone reimbursement of $75 per month. The consulting agreement provides for an initial term that expires December 31, 2020, with automatic renewals of an additional three months unless earlier terminated pursuant to the provisions of the consulting agreement. Mr. Armstrong currently provides services to the Company pursuant to the terms of the consulting agreement on a part-time basis.

The foregoing description of the consulting agreement is not complete and is qualified in its entirety by reference to the full text of the consulting agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

RSU Grants

On April 14, 2020, the Compensation Committee of the Board of Directors (the “Board”) of the Company granted the following restricted stock units (“RSUs”): 11,331 RSUs were granted to the Company’s Chairman of the Board and Chief Executive Officer, 4,000 RSUs were granted to each of the Company’s three independent members of the Board (Yaniv Blumenfeld, Christopher Melton and James C. Potts) and 3,000 RSUs were granted to the Company’s Acting Chief Financial Officer). Each RSU represents the contingent right to receive one share of the Company’s common stock, par value $0.01 per share. The RSUs vest in full one year after the date of the grant (April 14, 2021).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Consulting Agreement, dated April 13, 2020, by and between SG Blocks, Inc. and Stevan Armstrong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: April 15, 2020	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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